BLACKROCK SERIES FUND, INC.

BlackRock Advantage Large Cap Core Portfolio

BlackRock Balanced Capital Portfolio

BlackRock Capital Appreciation Portfolio

BlackRock Global Allocation Portfolio

BlackRock Government Money Market Portfolio

BlackRock High Yield Portfolio

BlackRock U.S. Government Bond Portfolio

(each, a “Fund” and collectively, the “Funds”)

Supplement dated September 17, 2018

to the Prospectus and the Statement of Additional Information of each Fund,

each dated May 1, 2018, as supplemented to date

On September 17, 2018 (the “Closing Date”), each series of BlackRock Series Fund II, Inc. listed below (each, an “Acquiring Fund”) acquired the assets, subject to the liabilities, of the corresponding series of BlackRock Series Fund, Inc. (each, a “Target Fund”) set forth in the table below through a tax-free reorganization (each, a “Reorganization”):

Acquiring Fund, each a series of BlackRock Series Fund II, Inc.	Corresponding Target Fund, each a series of BlackRock Series Fund, Inc.
BlackRock High Yield Portfolio	BlackRock High Yield Portfolio
BlackRock U.S. Government Bond Portfolio	BlackRock U.S. Government Bond Portfolio

As a result of each Reorganization, shareholders of the applicable Target Fund became shareholders of the corresponding Acquiring Fund as of the Closing Date. In addition, effective as of the Closing Date, the seven combined funds for purposes of the management agreement between BlackRock Series Fund, Inc., on behalf of the Funds, and BlackRock Advisors, LLC will consist of the five Funds and the two Acquiring Funds, and each Fund’s management fee rate will be calculated based on the aggregate average daily net assets of the Funds and the Acquiring Funds.

Each Acquiring Fund is currently offered pursuant to the Prospectus and the Statement of Additional Information dated July 24, 2018. All references to the Target Funds are hereby deleted from the Prospectus and the Statement of Additional Information of the Funds dated May 1, 2018.

Shareholders should retain this Supplement for future reference.

PRSAI-19057-0918SUP